SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2004

LANDRY’S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-22150	76-0405386
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 West Loop South

Houston, TX 77027

(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 850-1010

N/A

(Former name or former address, if changed since last report.)

ITEM 9.    REGULATION FD DISCLOSURE.

This Current Report on Form 8-K is being furnished pursuant to Item 12 – “Results of Operations and Financial Condition” in accordance with SEC Final Rule Release No. 33-8216 to disclose the press release issued by the Registrant on February 11, 2004.

On February 11, 2004, Landry’s issued a press release announcing its financial results for the fourth quarter and for the year ended December 31, 2003. A copy of the press release is set forth below:

LANDRY’S RESTAURANTS, INC. (‘LNY’/NYSE) REPORTS STRONG RESULTS:

ANNUAL 2003 REVENUES OF $1.1 BILLION FOURTH QUARTER 2003 REVENUES OF $254 MILLION

AND $0.19, ADJUSTED EARNINGS PER SHARE

HOUSTON, Feb. 11 /PRNewswire-FirstCall/

Landry’s Restaurants, Inc. (NYSE: LNY) (the “Company”), the nation’s second largest casual dining full service seafood restaurant chain announced its earnings for the fourth quarter and for the year ended December 31, 2003, which include record revenues and higher restaurant level margins. Chairman and Chief Executive Officer, Tilman J. Fertitta, stated “Our record adjusted $0.19 per share results for the 2003 fourth quarter were attributed to our diversity of restaurants over all geographic regions of the United States. Reflected in higher restaurant margins is our ongoing strength and trends as we move into 2004.”

Revenues for the three months ended December 31, 2003, totaled $254.1 million, as compared to $229.6 million a year earlier. Same store sales for the Company’s restaurants were up approximately 3.5% for the quarter. Net earnings for the quarter were $2.5 million, compared to $4.6 million reported last year. However, included in the 2003 earnings were two infrequent items: an income tax benefit (income) of $6.3 million (amount shown is net of tax) for the recognition of previously reserved tax carryforward assets related to the tax benefits acquired with Rainforest Cafe restaurants and other attributes, and a $13.5 million asset impairment charge and lease termination accrual ($9.3 million net of tax) resulting from the impairment of several assets. “Financial statement recognition of the substantial tax benefits obtained in the 2000 acquisition of Rainforest Cafe and other favorable attributes further substantiates what we have said all along regarding the tax advantages associated with this deal,” said Paul S. West, Chief Financial Officer. Therefore, excluding or adjusting for these two items, the 2003 fourth quarter earnings per share (diluted), adjusted, were $0.19. Excluding the above charges, comparative net earnings for the 2003 fourth quarter were $5.5 million. Earnings per share (diluted) for the quarter were $0.09, compared to $0.16 reported last year.

Revenues for the year ended December 31, 2003, totaled $1.1 billion, as compared to $894.8 million a year earlier. Net earnings for the year were $45.9 million, compared to $41.5 million reported last year. Included in the 2003 earnings were the previously mentioned tax benefit taken in the fourth quarter and a $15.1 million asset impairment charge and lease termination accrual ($10.4 million net of tax) resulting from the impairment of several assets. Excluding the above charges, comparative net earnings for 2003 were $50.0 million. Excluding or adjusting for these two items, the 2003 year end earnings per share (diluted), adjusted, were $1.77. Earnings per share (diluted) for the year were $1.62, compared to $1.54 reported last year.

The Company ended fiscal 2003, with 286 restaurants primarily under the trade names Joe’s Crab Shack, Landry’s Seafood House, The Crab House, Charley’s Crab, Chart House seafood restaurants, the Rainforest Cafe and Saltgrass Steak House restaurants.

Earnings per share adjusted for the asset impairment charge and lease termination accrual and tax benefit is not a generally accepted accounting principles (“GAAP”) measurement and is presented solely as a supplemental disclosure because the Company believes that it is a widely used measure of operating performance in the restaurant industry.

This Press Release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by safe harbors created thereby. Stockholders are cautioned that forward-looking statements are based largely on the Company’s expectations and involve risks and uncertainties, some of which cannot be predicted or are beyond the Company’s control. A statement containing a projection of revenues, income, earnings per share, same store sales, capital expenditures, or future economic performance are just a few examples of forward-looking statements. Some factors that could realistically cause results to differ materially from those projected in the forward-looking statements include ineffective marketing or promotions, competition, weather, store management turnover, a weak economy, negative same store sales, or the Company’s inability to continue its expansion strategy. The Company may not update or revise any forward looking statements made during this press release.

CONTACT:	Tilman J. Fertitta President and C.E.O. (713) 850-1010	or	Paul S. West Executive Vice President and C.F.O. (713) 850-1010 pwest@ldry.com http://www.landrysrestaurants.com

LANDRY’S RESTAURANTS, INC.

CONDENSED BALANCE SHEETS

($ in Millions except per share amounts)

	December 31, 2003	December 31, 2002
Cash & Equivalents	$35.2	$13.9
Other Current Assets	84.8	78.8

Total Current Assets	120.0	92.7
Property & Equipment, Net	965.6	830.9
Other Assets	16.6	9.4

Total Assets	$1,102.2	$933.0

Current Liabilities	$159.6	$148.3
Long-Term Debt	299.7	189.4
Other Non-current	38.3	28.2

Total Liabilities	497.6	365.9
Total Stockholders’ Equity	604.6	567.1

Total Liabilities & Equity	$1,102.2	$933.0

Net Book Value per share	$21.86	$20.42

LANDRY’S RESTAURANTS, INC.

CONSOLIDATED INCOME STATEMENTS

(000’s except per share amounts)

	FOR THE QUARTER ENDED December 31, 2003		FOR THE QUARTER ENDED December 31, 2002		FOR THE YEAR ENDED December 31, 2003		FOR THE YEAR ENDED December 31, 2002
REVENUES	$254,120	100.0%	$229,615	100.0%	$1,105,755	100.0%	$894,795	100.0%

COST OF SALES	72,846	28.7%	67,106	29.2%	321,783	29.1%	257,945	28.8%
LABOR	76,537	30.1%	69,872	30.4%	323,284	29.2%	259,198	29.0%
OTHER RESTAURANT OPERATING EXPENSES	65,334	25.7%	58,932	25.7%	269,948	24.4%	222,711	24.9%

RESTAURANT LEVEL PROFIT	$39,403	15.5%	$33,705	14.7%	$190,740	17.2%	$154,941	17.3%
GENERAL & ADMINISTRATIVE (A)	15,346	6.0%	11,495	5.0%	51,704	4.7%	43,384	4.8%
PRE-OPENING COSTS	1,761	0.7%	1,550	0.7%	8,650	0.8%	4,591	0.5%
DEPRECIATION & AMORTIZATION (A)	24,554	9.7%	11,730	5.1%	61,969	5.6%	42,680	4.8%

TOTAL OPERATING INCOME (LOSS)	$(2,258)		$8,930		$68,417		$64,286
OTHER EXPENSE (INCOME) (A)	3,260		2,297		11,024		4,110

INCOME (LOSS) Before Taxes	(5,518)		6,633		57,393		60,176
TAX PROVISION (BENEFIT)	(8,010)		2,056		11,492		18,654

NET INCOME	$2,492		$4,577		$45,901		$41,522

EARNINGS PER SHARE—(Basic)	$0.09		$0.17		$1.66		$1.60

AVERAGE SHARES—(Basic)	27,500		27,700		27,600		25,900

EARNINGS PER SHARE—(Diluted)	$0.09		$0.16		$1.62		$1.54

AVERAGE SHARES—(Diluted)	28,300		28,600		28,325		26,900

EBITDA (Earnings before interest, taxes, depreciation and amortization):
Total Operating Income (Loss)	$(2,258)		$8,930		$68,417		$64,286
Add Back Depreciation and Amortization	24,554		11,730		61,969		42,680
EBITDA	$22,296		$20,660		$130,386		$106,966
EPS as Reported	$0.09				$1.62
Impairment Charge and related amounts	$0.32				$0.37
Tax benefit of previously reserved tax carryforwards	$(0.22)				$(0.22)
Adjusted EPS	$0.19				$1.77

Notes:

(A) Included in such amounts are as follows:

4th Qtr. 2003 General & Administrative Expense:
Bonus Accrual	$2,025
Impairment Charges:
Depreciation and Amortization Expense Impairment Charge	$11,600
Project Impairments
Other Expense	$600
Lease termination accrual
Other Restaurant Expense	$1,300

Year 2003
Depreciation and Amortization Expense Impairment Charge	$13,200

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of the Securities Exchange Act of 1934. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2004	Landry’s Restaurants, Inc.

	By:	/s/ Tilman J. Fertitta
Tilman J. Fertitta Chairman, President and CEO